UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Avid Bioservices, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Avid Bioservices, Inc., a Delaware corporation (the “Company”) by Space Finco, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated November 6, 2024, by and among the Company, Parent and Space Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent.  Each item included below was first used or made available on November 6, 2024.

Employee Letter

CDMO Transaction Employee Letter

Team,

I’m reaching out with an important update about our Company. Avid Bioservices has entered into a definitive agreement to be acquired by GHO Capital Partners and Ampersand Capital Partners for $12.50 per share in cash in a transaction valued at $1.1 billion. Upon completion of the transaction, Avid common stock will no longer be publicly traded.

Avid was founded over 30 years ago as a company devoted to developing and manufacturing biologics. Since then, we have grown and evolved into a leading CDMO that provides commercial biologics and other services to large pharmaceutical and biotech customers supporting patients around the world.

After years of investment and expansion, we believe that now is the right time to move forward as a private company with new owners that will support our next phase of growth.

For those of you who are unfamiliar, GHO and Ampersand are experienced healthcare industry investors based in London and Boston, respectively. With a transatlantic focus, GHO brings a collaborative approach to partnering with great companies like ours. GHO’s mission is to support innovation to deliver better, faster and more accessible healthcare to make a difference to patients, healthcare systems and society. GHO has a deep understanding of the CDMO sector and an impressive track record in helping businesses in our sector drive value. Ampersand is a healthcare and pharma-focused private equity firm with more than 30 years of experience dedicated to the life sciences sector.

GHO and Ampersand are acquiring Avid because they believe in our potential. With their combined sector specialism, strong track record of unlocking value and significant industry experience, we will be able to build on and extend Avid’s commitment to producing the biologics that contribute to creating life-saving therapies.

Our ability to take this step from a position of strength is a testament to the Company’s strong foundation and the dedication of our employees. I’m incredibly grateful for your contributions that have gotten us to this point, and I know that our employees will continue to drive our success going forward. I hope you share my excitement about the possibilities ahead.

Next Steps: Business as Usual

While we are announcing this transaction today, it is subject to customary closing conditions and the receipt of transaction-related regulatory approvals and is expected to close in the first quarter of 2025. Between now and then, it is business as usual at Avid. The best way that you can help is by staying focused on your day-to-day responsibilities and meeting and exceeding the needs of our customers by providing them the service, high-quality products and reliability they expect from us.

We will keep you informed as we move forward, starting with a virtual town hall meeting today at 6:00 pm ET / 3:00 pm PT to discuss this announcement. An invitation will be distributed separately. Members of the GHO and Ampersand teams are looking forward to talking with you then, as well. I encourage you all to join. In the meantime, you can read more about the transaction in the press release just issued on our website, and below is an FAQ to answer questions you may have.

This news may lead to increased media interest in our company. Accordingly, please direct any inquiries from the media, stockholders or other external parties to Stephanie Diaz at [****].

I appreciate your relentless commitment to our company and our customers and look forward to taking the next step on this journey.

Nick

Employee FAQ

1.	Who is GHO? Who is Ampersand? Why are they the right partners for Avid?

•	GHO and Ampersand are outstanding partners for Avid Bioservices:

o
With a transatlantic focus, GHO brings a collaborative approach to partnering with great companies like ours. GHO’s mission is to support innovation to deliver better, faster and more accessible healthcare to make a difference to patients, healthcare systems and society. GHO has a deep understanding of the CDMO sector and an impressive track record in helping businesses in our sector drive value.

o	Ampersand is a healthcare and pharma-focused private equity firm with more than 30 years of experience dedicated to the life sciences sector.

•	We have gotten to know both GHO and Ampersand well leading up to our agreement.

•
It is clear that they have great respect for Avid as a trusted provider of biopharmaceutical development and manufacturing services, and they look forward to supporting the Company in unlocking our full potential.

2.	Why did Avid enter into this transaction? Why now?

•
In evaluating this transaction, our Board considered a range of alternatives and determined that it provides our stockholders significant, immediate and certain cash value for their shares while best positioning the business for the future.

•	The per share purchase price represents:

o	A 13.8% premium to Avid’s closing share price of $10.98 on November 6, 2024, the last full trading day prior to the transaction announcement; and

o	A 21.9% premium to the Company’s 20-day volume-weighted average share price for the period ended November 6, 2024.

o	This transaction equates to an enterprise value of approximately $1.1 billion, a 6.3x multiple to consensus FY2025E revenue.

•
GHO and Ampersand bring sector specialism, strong track record of unlocking value and significant industry experience, and with them we will be able to build on and extend Avid’s commitment to producing the biologics that contribute to creating life-saving therapies.

3.	What does it mean to become a private company? What are the benefits?

•	Becoming a private company means that, if the transaction is completed, Avid Bioservice’s stock will no longer be listed or traded on Nasdaq, and we will cease to be an SEC-reporting company.

•
This means we will effectively have two new owners instead of many public investors. This structure will provide us the flexibility to redirect resources toward our business, instead of toward the requirements that come with being a public company.

•	While this is a change in the Company’s ownership structure, we do not expect it to change our strategy or business priorities.

•
Prior to closing, we will continue to operate the business as usual with a focus on meeting and exceeding the needs of our customers by providing them the service, high-quality products and reliability they expect from us.

4.	What does this transaction mean for Avid team members?

•
Fundamentally, this transaction is about building on Avid’s many strengths, including our talented employees. We believe this will result in even greater success for our Company and our people over time.

•	Avid stockholders, including employees who own stock, have the opportunity to receive significant, immediate and certain cash value for their shares.

•	While our announcement is big news, it is important to keep in mind that until the transaction is completed it is business as usual.

•
The best way that you can help is by staying focused on your day-to-day responsibilities and meeting and exceeding the needs of our customers by providing them the service, high-quality products and reliability they expect from us.

•	Until the transaction is closed, we will continue to operate as a publicly held company.

5.	What should I tell customers about the transaction?

•	If customers have questions, you should assure them that it is business as usual, and their contracts and company contacts remain the same.

•	You can note that we remain focused on meeting and exceeding the needs of our customers by providing them the service, high-quality products and reliability they expect from us.

•	It is important that you do not provide any information that is not publicly available and consistent with the information provided to you.

6.	What do I do if I am contacted by the media or other third parties?

•	Please direct any inquiries from the media, stockholders or other external parties to Stephanie Diaz at [****].

7.	When will I receive more information? Who can I go to if I have any questions?

•	If you have any questions, please send them to Demetrice Tillman at [****].

•	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Form of Customer Letter

CDMO Transaction Customer Letter

Dear [Valued Customer // INSERT CUSTOMARY GREETING],

I am pleased to share some important news about Avid Bioservices that will enable us to better serve you.

Avid has entered into a definitive merger agreement to be acquired by GHO Capital Partners and Ampersand Capital Partners. Upon completion of the transaction, Avid common stock will no longer be publicly traded, which will provide us more flexibility to develop new capabilities for customers and accelerate growth.

Avid was founded over 30 years ago as a company devoted to developing and manufacturing biologics. Since then, we have grown and evolved into a leading CDMO that provides commercial biologics and other services to large pharmaceutical and biotech customers supporting patients around the world.

After years of investment and expansion, we believe that now is the right time to move forward as a private company with new owners that will support our next phase of growth.

We are now poised to move forward with new owners that we believe are ideal partners for Avid. Based in London with a transatlantic focus, GHO brings a collaborative approach to partnering with great companies like ours. GHO’s mission is to support innovation to deliver better, faster and more accessible healthcare to make a difference to patients, healthcare systems and society. GHO has a deep understanding of the CDMO sector and an impressive track record in helping businesses in our sector drive value. Ampersand is a healthcare and pharma-focused private equity firm headquartered in Boston with more than 30 years of experience dedicated to the life sciences sector.

With their combined sector specialism, strong track record of unlocking value and significant industry experience, we will be able to build on and extend Avid’s commitment to producing the biologics that contribute to creating life-saving therapies.

Next Steps: Business as Usual

While we are announcing this transaction today, it is expected to close in the first quarter of 2025, subject to customary closing conditions and the receipt of transaction-related regulatory approvals. Between now and then, it is business as usual at Avid.

Looking ahead, we will continue to provide the service, high-quality products and reliability you have come to expect from us, and our entire team remains focused on serving you.

We will keep you updated as we move forward. Please reach out to your normal company representative with any additional questions.

On behalf of the entire Avid team, thank you for your business and continued support.

Sincerely,

Nick Green
President & CEO, Avid Bioservices

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Form of Supplier Letter

CDMO Transaction Supplier Letter

Dear [Valued Supplier // INSERT CUSTOMARY GREETING],

I am pleased to share some important news with you about Avid Bioservices.

Avid has entered into a definitive merger agreement to be acquired by GHO Capital Partners and Ampersand Capital Partners. Upon completion of the transaction, Avid will no longer be publicly traded, which will provide us more flexibility to develop new capabilities for customers and accelerate growth.

Avid was founded over 30 years ago as a company devoted to developing and manufacturing biologics. Since then, we have grown and evolved into a leading CDMO that provides commercial biologics and other services to large pharmaceutical and biotech customers supporting patients around the world.

After years of investment and expansion, we believe that now is the right time to move forward as a private company with new owners that will support our next phase of growth.

We are now poised to move forward with new owners that we believe are ideal partners for Avid. Based in London with a transatlantic focus, GHO brings a collaborative approach to partnering with great companies like ours. GHO’s mission is to support innovation to deliver better, faster and more accessible healthcare to make a difference to patients, healthcare systems and society. GHO has a deep understanding of the CDMO sector and an impressive track record in helping businesses in our sector drive value. Ampersand is a healthcare and pharma-focused private equity firm headquartered in Boston with more than 30 years of experience dedicated to the life sciences sector.

With their combined sector specialism, strong track record of unlocking value and significant industry experience, we will be able to build on and extend Avid’s commitment to producing the biologics that contribute to creating life-saving therapies.

Next Steps: Business as Usual

While we are announcing this transaction today, it is expected to close in the first quarter of 2025, subject to customary closing conditions and the receipt of transaction-related regulatory approvals. Between now and then, it is business as usual at Avid.

Looking ahead, we will continue working with you as normal. All current contracts are in effect and your company contact remains the same.

We will keep you updated as we move forward. Please reach out to your normal company representative with any additional questions.

On behalf of the entire Avid team, thank you for your partnership and continued support.

Sincerely,

Nick Green
President & CEO, Avid Bioservices

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Form of Regulator Letter

CDMO Transaction Regulator Letter

Dear [NAME],

I am pleased to share some important news with you about Avid Bioservices.

Avid has entered into a definitive merger agreement to be acquired by GHO Capital Partners and Ampersand Capital Partners. Upon completion of the transaction, Avid common stock will no longer be publicly traded, which will provide us more flexibility to develop new capabilities for customers and accelerate growth.

Avid was founded over 30 years ago as a company devoted to developing and manufacturing biologics. Since then, we have grown and evolved into a leading CDMO that provides commercial biologics and other services to large pharmaceutical and biotech customers supporting patients around the world.

After years of investment and expansion, we believe that now is the right time to move forward as a private company with new owners that will support our next phase of growth.

We are now poised to move forward with new owners that we believe are ideal partners for Avid. Based in London with a transatlantic focus, GHO brings a collaborative approach to partnering with great companies like ours. GHO’s mission is to support innovation to deliver better, faster and more accessible healthcare to make a difference to patients, healthcare systems and society. GHO has a deep understanding of the CDMO sector and an impressive track record in helping businesses in our sector drive value. Ampersand is a healthcare and pharma-focused private equity firm headquartered in Boston with more than 30 years of experience dedicated to the life sciences sector.

With their combined sector specialism, strong track record of unlocking value and significant industry experience, we will be able to build on and extend Avid’s commitment to producing the biologics that contribute to creating life-saving therapies.

Next Steps: Business as Usual

While we are announcing this transaction today, it is expected to close in the first quarter of 2025, subject to customary closing conditions and the receipt of transaction-related regulatory approvals. Between now and then, it is business as usual at Avid.

Looking ahead, we will continue to provide the service, high-quality products and reliability our customers have come to expect from us.

We will keep you updated as we move forward. Please reach out to your normal company representative with any additional questions.

On behalf of the entire Avid team, thank you for your continued support.

Sincerely,

Nick Green
President & CEO, Avid Bioservices

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Form of Analyst-Investor Letter

CDMO Transaction Analyst-Investor Email

Subject: Avid Bioservices to be Acquired by GHO and Ampersand for $12.50 per Share

Good afternoon,

I’m pleased to share that Avid Bioservices has entered into a definitive merger agreement to be acquired by funds managed by GHO Capital Partners and Ampersand Capital Partners in an all-cash transaction valued at approximately $1.1 billion.

Highlights of the transaction include the following:

•	The per share purchase price represents:

o	A 13.8% premium to Avid’s closing share price of $10.98 on November 6, 2024, the last full trading day prior to the transaction announcement; and

o	A 21.9% premium to the Company’s 20-day volume-weighted average share price for the period ended November 6, 2024.

o	This transaction equates to an enterprise value of approximately $1.1 billion, a 6.3x multiple to consensus FY2025E revenue.

•
In evaluating this transaction, our Board considered a range of alternatives and determined that it provides our stockholders significant, immediate and certain cash value for their shares while best positioning the business for the future.

•	The transaction is expected to close in the first quarter of 2025.

o	The merger agreement was unanimously approved by the Avid Board of Directors.

o	There is no financing condition or go-shop provision.

o	It is subject to customary closing conditions, including approval by Avid’s stockholders and receipt of required regulatory approvals.

o	The companies will continue to operate independently until the proposed transaction is finalized.

o	Upon completion of the transaction, Avid common stock will no longer be listed on any public stock exchange.

We value your investment and support. We are available to address any questions. Please reach out as needed.

Best Regards,

INSERT

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

LinkedIn Post

CDMO Transaction LinkedIn Post

Today we announced that we have entered into a definitive merger agreement for Avid to be acquired by @GHO Capital Partners and @Ampersand Capital Markets for $12.50 per share in cash in a transaction valued at $1.1 billion. Partnering with @GHO Capital Partners and @Ampersand Capital Markets allows us to build on our strong foundation by accessing their significant knowledge base, network and capital to position the business for the future with our customers.

Click here to read more about this announcement:

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